SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO. __)

Filed by the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement             [ ]  Confidential, for Use of the
                                                  Commission Only (as permitted
[X]  Definitive Proxy Statement                   by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section
     240.14a-13

                         LIFETIME ACHIEVEMENT FUND, INC.
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:

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     2)  Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange 3 Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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                                       1

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    4)  Proposed maximum aggregate value of transaction:

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    5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)  Amount previously paid:

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    2)  Form, Schedule or Registration Statement No.:

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    3)  Filing Party:

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    4)  Date Filed:

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



                         LIFETIME ACHIEVEMENT FUND, INC.
                        15858 West Dodge Road, Suite 310
                                 Omaha, NE 68118

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON

                            Monday, February 27, 2006

                                       at

                          Holiday Inn Convention Center
                         3321 S. 72 St. Omaha, Nebraska

To the Lifetime Achievement Fund Shareholders:

          As an investor in the Lifetime Achievement Fund, Inc. (the "Fund"), you are cordially invited to attend the special meeting (the "Meeting") of shareholders of the Fund to be held at 6:00 p.m. on Monday, February 27, 2006 at Holiday Inn Convention Center 3321 S. 72 St. Omaha, Nebraska.

          The purpose of the Meeting is for the Shareholders to approve changes in the Fund's fundamental investment policies relating to borrowing and investments in equity stocks which clarify what we can and cannot do, and to transact such other business as may properly come before the Meeting.

          The change in the description of our policies on borrowing is intended to clarify the ability of the Fund to borrow. The shareholders approved the ability of the Fund to borrow for "temporary purposes" in 2001, however during a recent exam conducted by the Securities and Exchange Commission ("SEC"), the SEC questioned whether the description of the temporary nature of the borrowing permitted the Adviser's recent borrowings which have continued for an extended period of time. We believe that our borrowing has been and continues to be, temporary, as the market conditions that prompted the borrowing, which we thought would be short lived, have instead continued for an extended period. Nevertheless, to resolve the concern, the Fund agreed to clarify the policy and seek shareholder approval for the change. The new policy description permits the Fund to borrow, provided that the borrowing does not exceed 30% of the Funds total assets and further provided that the borrowing is done in compliance with certain provisions in the law governing investment companies.

          The change on investing in equity stocks also clarifies a drafting ambiguity with respect to this policy and provides us greater flexibility. The fundamental policy stated in the Statement of Additional Information currently suggests that the Fund can only invest in equity securities that are traded on NASDAQ and that the Fund will limit its investment in companies that have market capitalizations over $200,000,000. The Prospectus indicates that the Fund can invest up to 30% of its total assets in equity securities that are exchange traded or traded on NASDAQ. There was never any intent on limiting the Fund to investing in equity securities traded only on the NASDAQ. In considering this issue, I suggested to the Board of Directors that the policy be revised to permit us to invest up to 30% of the Fund's total assets in any equity security issued by any reporting company, regardless of market capitalization or whether it is exchange traded. I felt that this would give us maximum flexibility to take advantage of any opportunity that might present itself. As a result, if you approve the new policy, you will permit us to invest in any equity security as long as it is a reporting company and regardless of whether it is listed and traded on the NYSE, the American Stock Exchange and NASDAQ, or the "pink sheets."

          We recommend that you vote for approval of these proposals. In this regard, enclosed are (1) An official Notice of Meeting, (2) a Proxy Statement that describes the proposals and (3) a form of Proxy.

        Although we look forward to seeing you at the Meeting, if you cannot attend the Meeting, we ask that you complete, sign, date and return the accompanying Proxy in the enclosed postage-paid envelope as soon as possible. These proposals are important and your vote is greatly appreciated.

                                   Sincerely,

                                   /s/ Roland R. Manarin
                                   ----------------------------------
                                       Roland R. Manarin, President

                         LIFETIME ACHIEVEMENT FUND, INC.
                        15858 West Dodge Road, Suite 310
                                 Omaha, NE 68118

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON

                            MONDAY, FEBRUARY 27, 2006

        Notice is hereby given that a special meeting (the "Meeting") of the shareholders of Lifetime Achievement Fund, Inc. (the "Fund") will be held at 6:00 p.m. on February 27, 2006 at Holiday Inn Convention Center, 3321 S. 72 St. Omaha, Nebraska for the following purposes:

          (1) To approve certain changes to the Fund's fundamental investment policies to permit the Fund to borrow subject to certain limitations;

          (2) To approve certain changes to the Fund's fundamental investment policies to permit the Fund to invest in any equity stock of an operating company that is a "reporting company."

          (3) To transact such other business as may properly come before such meeting or any adjournment thereof.

        The close of business on January 6, 2006 was fixed as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. Only shareholders of record at the close of business on such date are entitled to notice of, and to vote at, the Meeting and any adjournment or adjournments thereof.

                                            By Order of the Board of Directors

                                            /s/ Roland R. Manarin
                                            --------------------------------
                                            Roland R. Manarin, President

        IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE .

                         LIFETIME ACHIEVEMENT FUND, INC.
                        15858 West Dodge Road, Suite 310
                                 Omaha, NE 68118

                                 PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Lifetime Achievement Fund, Inc. (the "Fund") of proxies to be used at the Special Meeting of Shareholders to be held at 6:00 p.m. Monday, February 27, 2006 at the Holiday Inn Convention Center, 3321 S. 72 St., Omaha, Nebraska, and at any adjournment or adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying notice.

        Shareholders of record at the close of business on January 6, 2006, the record date, are entitled to notice of and to vote at the Meeting. As of such date, there were 5,016,492 shares of Common Stock of the Fund issued and outstanding, the holders of which are entitled to one vote per share on all matters brought before the Meeting. If you were a Shareholder as of said date, you will be entitled to vote at the Meeting and your presence is desired.

YOUR VOTE IS IMPORTANT. PLEASE TAKE A MOMENT NOW TO SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. RETURNING YOUR PROXY CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON, BUT WILL ASSURE THAT YOUR VOTE WILL BE COUNTED IF YOU ARE UNABLE TO ATTEND THE MEETING, AND WILL AVOID THE ADDITIONAL EXPENSE OF FURTHER PROXY SOLICITATION AND WILL ENSURE THAT A QUORUM IS REPRESENTED AT THE MEETING.


        The persons named in the accompanying proxy will vote the same FOR Proposals 1, 2 and 3, as indicated herein, unless your proxy contains contrary directions, in which case the proxy will be voted as you indicate. If a proxy is executed and returned without indicating any voting instructions, the shares of the Fund represented by the proxy will be voted FOR Proposals 1, 2, and 3.

          Any shareholder of the Fund giving a proxy prior to the Meeting may revoke it either by attending the Meeting and voting his or her shares in person or by delivering to the Fund at the above address prior to the date of the Meeting a letter of revocation or a later dated proxy.

          Quorum for the Meeting is based on the number shares outstanding held by Shareholders in the Fund that are represented in person or by proxy. To have a quorum we need a majority of the outstanding Shares of the Fund to be present, in person, or by proxy. Proxies received will be considered present at the Meeting for purposes of establishing a quorum for the transaction of business at the Meeting. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power)will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposal.

          If a quorum is not present at the Meeting, or if a quorum is present at the Meeting, but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to a proposal. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes cast, the percentage of negative votes cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of shares of the Fund represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies required to be voted for a proposal, FOR such an adjournment; provided, however, any proxies required to be voted against a proposal will be voted AGAINST such adjournment.

          The approval of Proposals 1 and 2 each requires the affirmative vote of the lesser of (a) 67 percent or more of the shares of the Fund present at the Meeting if the owners of more than 50 percent of the shares of the Fund entitled to vote at the Meeting are present in person or by proxy, or (b) more than 50 percent of the outstanding shares of the Fund entitled to vote at the Meeting.

         The Fund's Annual Report for the fiscal year which ended December 31, 2004 and the Fund's Semi-Annual Report for the period ending June 30, 2005 were previously mailed to Shareholders. The Fund's Annual Report for the fiscal year ending December 31, 2005 will be mailed to shareholders on or before March 1, 2006. Shareholders who desire an additional copy of the 2004 Annual Report or the Semi-Annual Report, or the 2005 Annual Report when it is available may obtain it without charge by writing to the Fund at 15858 West Dodge Road, Suite 310, Omaha, NE 68118, telephoning the Fund at 1-800-397-1167, or visiting the Fund's website at www.lifetimeachievementfund.com or the Securities and Exchange Commission's website at http://www.sec.gov where copies of the reports can be viewed or downloaded.

             The Fund's Investment Adviser is Manarin Investment Counsel, Ltd. (the Adviser). The Fund's principal distributor is Manarin Securities Corporation.

          As of the record date, no Shareholder, to the knowledge of the Fund, owned beneficially more than 5% of the outstanding shares of Common Stock of the Fund.

IF YOU CANNOT ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS PROMPTLY AS POSSIBLE.

                                   PROPOSAL 1

                              CHANGES TO THE FUND'S
                  FUNDAMENTAL INVESTMENT POLICIES ON BORROWING

        In 2001, the shareholders approved a change in the Fund's fundamental investment policies, permitting the Fund to borrow, for temporary emergency purposes, provided that the loans do not exceed 30% of the value of the Funds total assets. In recommending the change at that time the Board of Directors considered a number of factors including that market volatility since the summer of 2000 had created greater risk that redemptions from the Fund would require the Adviser to liquidate positions which the Adviser would otherwise desire to hold; (ii) that a 10% borrowing limit was insufficient to meet the potential liquidity needs; and (iii) that in certain markets a greater level of borrowing would allow the Adviser to participate in investment opportunities on the buy side when redemptions and/or hold recommendations would prevent the Fund from liquidating existing positions to fund purchases. Additionally, the Board considered the implications of section 18(f) under the Investment Company Act of 1940 (the "1940 Act"), which requires the Fund to borrow only from banks and maintain 300% asset coverage for all borrowing and to the extent that asset coverage falls below 300%, that the Adviser would immediately have to take steps to reduce the borrowing.

          Subsequent to this change on February 12, 2002, the Fund entered into a Loan and Pledge Agreement (the "Loan Agreement") with Custodial Trust Company, a bank subsidiary of Bear Stearns Securities Corp. Under the Loan Agreement the Fund is permitted to borrow up to the lesser of 30% of the Fund's total assets, or the maximum amount permitted subject to the Fund's investment limitations. Amounts borrowed under the Loan Agreement are invested by the Fund, consistent with its investment objectives and policies, and as such are subject to normal market fluctuations and investment risks, including the risk of loss due to a decline in value. All loans are fully collateralized throughout the term of the loan with securities or other assets of the Fund that have an aggregate market value of at least three times the loan balance Borrowings under the Loan Agreement are charged interest at the 30-day LIBOR rate plus 1.25%.

          Since the Fund entered into the Loan Agreement, the Fund has borrowed from time to time based on the Adviser's assessment of the markets. Proceeds from the loans have been used to make additional investments. The primary consideration for the borrowing has been the Adviser's view that that the market since that time has presented opportunities to participate in investments on the buy side when redemptions and/or hold recommendations prevented the Fund from liquidating existing positions to fund purchases. These conditions were viewed initially as temporary and were not expected to last for an extended period of time, however the conditions persisted and while the Fund has paid down some of the outstanding loan balance from time to time, the Adviser has also borrowed additional funds from time to time to make additional investments.

          For the years ended December 31, 2004 and 2005, borrowings under the Loan Agreement were as follows:

         WEIGHTED    NUMBER                                      WEIGHTED
WEIGHTED  AVERAGE      OF      INTEREST              AMOUNT      AVERAGE
AVERAGE    LOAN       DAYS     EXPENSE   MAXIMUM   OUTSTANDING   LOAN TO
 RATE     AMOUNT  OUTSTANDING  INCURRED  BORROWED  AT YEAR END  ASSET RATIO YEAR
 ----     ------  -----------  --------  --------  -----------  ----------- ----

2.72%  $3,354,361     366     $ 91,285  $5,056,000  $2,706,000     4.73%    2004

4.56%  $5,993,671     365     $285,736  $7,706,000  $7,706,000     6.60%    2005


          In the summer of 2005, the Securities and Exchange Commission performed a routine exam of the Fund and the Adviser. During the inspection, the staff questioned the "temporary" nature of the borrowing. While the Adviser believed that the borrowing was permissible, not withstanding the extended time the borrowing was outstanding, the Adviser recommended a change to the Fund's description of the fundamental investment policy on borrowing to the Fund's Board of Directors that would clarify the policy and clearly permit the Fund to borrow, subject to the constraints of Section 18(f) of the 1940 Act. At the Board's meeting held on November 14, 2005, the Board reconsidered the borrowing policy and unanimously approved the change to the description of the Fund's fundamental investment policy recommended by management and set forth as follows:

        The Fund may borrow from time to time to meet redemption requests and to leverage the Fund to make additional investments when the Advisor believes that market conditions are favorable, however the amount of such borrowings, shall not exceed 30% of the Fund's net assets and shall comply in all respects to Section 18(f) of the 1940 Act. Section 18(f) provides that the Fund may only borrow from banks and further provides that immediately after any such borrowing there is asset coverage of at least 300 per centum for all the borrowings of the Fund. In addition
        Section 18(f) requires that in the event that such asset coverage shall at any time fall below 300 per centum the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the Commission may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum. To the extent that the Advisor determines to utilize the ability to borrow , the Board of

        Directors shall approve the4 Bank and the loan agreement which shall establish an overall amount that the fund can borrow and have outstanding at any given time. The Adviser shall then be authorized to borrow amounts from time to time which in the aggregate will not exceed the lesser of the overall amount set forth in the loan agreement or 30% of the Fund's total assets. So long as the Fund has outstanding loans, the Advisor shall report at each meeting of the Board of Directors the amount of any such loan, the collateral for such loan, the asset coverage of such loan and the Advisor's plan for paying down or off the loan.

          In approving the change the Board noted that the Fund's investments made with the proceeds of the loans have appreciated in value well in excess of the cost of the borrowing and have been a strong component of the Fund's performance. In addition, the Board noted that the Adviser had reported on the outstanding loans since the Loan Agreement was implemented and that it was their intent that the borrowing be permitted if recommended by the Adviser.

           THE DIRECTORS OF THE FUND BELIEVE THAT THE PROPOSED CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES ON BORROWING ARE IN THE BEST INTEREST OF THE FUND AND ITS SHAREHOLDERS AND, ACCORDINGLY, RECOMMEND THAT SHAREHOLDERS APPROVE THE DESCRIPTION OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES ON BORROWING AS DESCRIBED ABOVE.

                                   PROPOSAL 2

       CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES ON PURCHASING
                               EQUITY SECURITIES

          In considering the change to the Fund's fundamental investment policies on borrowing discussed above, the Board of Directors also reviewed the Fund's other fundamental policies. In the reviewing the other policies, it was noted by the Adviser that the Fund might be too restricted by the policy on investing in equity securities and that the policy may be ambiguous and or vague. The current policy as described in the Statement of Additional Information provides that the Fund may not "Purchase any individual equity security unless the issuer is listed on the NASDAQ system and has, at the time of purchase, a market capitalization of at least $200,000,000." This policy is in contrast to the Prospectus disclosure which states that "[i]n addition to investing in other mutual funds, the Fund may invest a portion of its assets directly in exchange or NASDAQ listed common stocks. Such individual common stocks purchased by the Fund will represent not more than 30% of the Fund's total portfolio." The policy was adopted when the Fund was organized and was not intended to restrict the Fund to buying only equity securities of companies whose shares traded solely on NASDAQ. Further, the restriction was intended to address only equity securities of operating companies and not investment companies. The Fund is a Fund of Funds and as such has had and will always have a significant overwhelming percentage of it assets invested in other investment companies ("Other Funds"). For example as of 12/31/05, the Fund investments in Other Funds represented 92.81% of total assets while investments in equity securities of operating companies represented 6.61% of total assets.

          In reviewing this further, the Adviser stated that flexibility was important and therefore recommended that any restriction on investing in equity securities be removed, including any restriction requiring them to be listed and traded on an exchange or have a minimum market capitalization. As a result, the Board of Directors acting by consent, subsequent to their November 14, 2005 meeting approved a change to this policy to read as follows:

        The Fund may not purchase common stock, or other securities convertible into common stock or any other type of security that represents ownership of equity in a operating company and not otherwise classified as an investment company under the Investment Company Act of 1940, unless the issuer is a reporting company under the requirements of the Securities Act of 1933 and or the Securities Exchange Act of 1934.

The implication of this change is to potentially expose the Fund to additional risk. By eliminating the requirement that the securities be listed and traded on an exchange the Fund is exposed to the risks inherent in investing in companies with small to medium market capitalizations and in buying and selling such shares "over the counter."

      Some securities issued by companies with relatively smaller to medium market capitalizations present greater risks than securities issued by companies with larger market capitalizations. These securities may be subject to large, abrupt or erratic fluctuations in price due, in part, to such factors as the issuer's dependence upon key personnel, the lack of internal resources, the inability to obtain funds from external sources, and dependence on a new product or service for which there is no firmly established market. Therefore, the net asset value of the Fund could be influenced by price fluctuations in the securities of small-capitalization companies held by the Fund, if such investments are more than diminimis percentage of the Fund's total assets. An investment bias on appreciation from investments in equity securities of small to medium-capitalization companies rather than Other Funds may therefore result in greater risk to the Fund than is inherent if the Fund invests in securities issued by large capitalization companies or Other Funds.

            The policy change could also result in the Fund investing in equity securities some of which could be traded in the over-the-counter market ("the pink sheets"), rather than on an exchange. In contrast to the securities exchanges, the over-the counter market is not a centralized facility which limits trading activity to securities of companies which initially satisfy certain defined standards. Any security can be traded in the over-the-counter market as long as an individual or firm is willing to make a market in the security. Because there are no minimum requirements for a company's assets or earnings or the number of its stockholders in order for its stock to be traded over-the-counter, there is great diversity in the size and profitability of companies whose stocks trade in this market, ranging from relatively small little-known companies to well-established corporations. These securities also can be thinly traded which make buying and sometime selling them difficult.

Indeed they could be illiquid from time to time. When the Fund disposes of such a security traded in the over the counter market it may have to offer the shares at a discount from recent prices or sell the shares in small lots over an extended period of time. Reported market quotations for these securities may also be irregular and the Fund may have to use fair value pricing to price the shares for calculating the Fund's daily NAV. Notwithstanding these additional risks, the Adviser and the Board of Directors believes that the change of policy is in the interest of the Fund and its shareholders.

THE DIRECTORS OF THE FUND BELIEVE THAT THE PROPOSED CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES ON INVESTING IN EQUITTY SECURITIES ARE IN THE BEST INTEREST OF THE FUND AND ITS SHAREHOLDERS AND, ACCORDINGLY, RECOMMEND THAT SHAREHOLDERS APPROVE THE DESCRIPTION OF THE FUND'S FUNDAMENTAL INVESTMENT POLICIES ON INVESTING IN EQUITY SECURITIES AS DESCRIBED ABOVE.

                                 OTHER BUSINESS

        The Directors of the Fund are not aware of any other business to be acted upon at the Meeting other than described herein. It is not anticipated those other matters will be brought before the Meeting. If, however, other matters are duly brought before the Meeting, or any adjournments thereof, the persons appointed as proxies will have discretion to vote or act thereon according to their best judgment.

                     SHAREHOLDER PROPOSALS FOR NEXT MEETING

     Annual meetings of Shareholders are not required to be held unless they are necessary under the 1940 Act. Therefore, although the Board of Directors has determined to hold a special meeting this year the Fund may not hold Shareholder meetings on an annual basis. A Shareholder proposal intended to be presented at any meeting hereafter called must be received at the Fund's offices in a reasonable time before the Fund begins to print and mail its proxy materials for that meeting, in order to be considered for inclusion in the proxy statement and form of proxy relating to such future meeting. If a Shareholder fails to submit the proposal by such date, the Fund will not be required to provide any information about the nature of the proposal in its proxy statement, and the proposal will not be considered at that next annual meeting of Shareholders. Proposals should be sent to the Fund at its address. The submission by a Shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

                         EXPENSES OF PROXY SOLICITATION

        The cost of the Meeting, including the solicitation of proxies, will be borne by the Fund. The proposed solicitation of proxies will be made by mail but supplemental solicitations may be by mail, telephone, personally by shareholder service representatives and/or officers of the Fund who will not be additionally compensated for providing such services. It is anticipated that the cost for such supplemental solicitations, if any, would be nominal. The Fund will forward to any record owners proxy materials for any beneficial owner that such record owners may request. The Fund has retained InvestorCom, Inc. to assist it in the solicitation of proxies for the special meeting and will pay InvestorCom, Inc. customary fees for these services which are expected to be approximately $1000, plus reimbursement of out-of-pocket expenses and other customary costs.

                             ADDITIONAL INFORMATION

        The officers of the Fund are responsible for the day-to-day operations of the Fund and the Board of Directors of the Fund is responsible for the general policy of the Fund. Manarin Investment Counsel, Ltd. is the adviser to the Fund. The Fund's shares are distributed through a distribution plan maintained by the Fund pursuant to Rule 12b-1 of the Act. Manarin Securities Corporation serves as distributor of the Fund's shares and, for nominal consideration and as agent for the Fund, solicits orders for the purchase of Fund shares, provided, however, that orders are not binding on the Fund until accepted by the Fund as principal.

                         LIFETIME ACHIEVEMENT FUND, INC.

                                      PROXY
                       FOR SPECIAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON MONDAY, FEBRUARY, 27, 2006

              THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD
                 OF DIRECTORS OF LIFETIME ACHIEVEMENT FUND, INC.

        The undersigned hereby appoints Roland Manarin and/or Aron Huddleston as Proxies, each with full powers to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Lifetime Achievement Fund, Inc. held on record by the undersigned on January 6, 2006, at the special meeting of shareholders to be held on Monday, February 27, 2006 or at any adjournment or adjournments thereof.

    NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. PLEASE DO NOT INDICATE ADDRESS CORRECTIONS OR CHANGES, REGISTRATION CHANGES OR ANY OTHER INFORMATION ON THIS CARD.

                   Signature



                   Signature of joint owner, if any


                    Date___________________, 2006

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE. THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ADOPTION OF PROPOSALS 1, 2 and 3 AS SAID PROXIES, AND EACH OF THEM, MAY DETERMINE.

PROPOSALS:

        1. To approve certain changes to the Fund's fundamental investment policies on borrowing.


                         [ ] FOR [ ] AGAINST [ ] ABSTAIN


       2. To approve certain changes to the Fund's fundamental investment policies on investing in equity securities.


                         [ ] FOR [ ] AGAINST [ ] ABSTAIN


          3. In their discretion, on all other business that may properly come before the Meeting and any adjournment or adjournments thereof.


                         [ ] FOR [ ] AGAINST [ ] ABSTAIN


                   Please vote. Your Proxy vote is important!